Exhibit 10.1.67

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 5
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00059		See Block 16C
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and ZIP Code) DIGITALGLOBE, INC. Attn: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                                  ☐ is extended,        ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER   If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	Option Exercise IAW Special Contract Requirement H.24
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:    31-1420852

DUNS Number:    789638418

The purpose of this modification is to exercise Option 8 Contract Year 9 effective 01-September-2018 for contract line item (CLIN) CLIN 0804 Value-Added Products And Services, CLIN 0805 Physical Media Delivery and CLIN 806 System Engineering Services Support. Additionally, this modification:

A. Extends the Period of performance under CLIN 0708 License for Full Public Disclosure.

The period of performance is now changed from 11 December 2017 through 31 August 2018 to 11 December 2017 through 10 December 2018. (Reference NGA /DigitalGlobe emails [**Redacted**])

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**]	16.C. DATE SIGNED [**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-B3) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00059	PAGE	OF
		2	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

B. Reallocates unused Value-Added Products And Services indefinite-quantity ordering CLIN ceiling value from CLIN 0704 (Option 7 Contract Year 8) to CLIN 804 (Reference NGA/DigitalGlobe emails [**Redacted**].)

C. Reallocates unused Physical Media Delivery indefinite-quantity ordering CLIN ceiling value from CLIN 0705 (Option 7 Contract Year 8) to CLIN 0805. (Reference NGA/DigitalGlobe emails [**Redacted**].)

D. Reallocates unused System Engineering Services Support time and material CLIN ceiling value from CLIN 0706 (Option 7 Contract Year 8) to CLIN 0806. (Reference NGA/DigitalGlobe emails [**Redacted**].)

The total value of the Contract, including unexercised options, remains unchanged.

These Options are exercised in accordance with the terms and conditions of the Contract. The performance period is extended through

31-August -2019. Accordingly, the contract is

modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs , Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and

23 are attached hereto):

a. Under CLIN Series 0700, Contract Year 8:

(1) Under CLIN 0704, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to. Funds were obligated at the order level.

(2) Under CLIN 0705, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**] . The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain unchanged at [**Redacted**].

(3) Under CLIN 0706, the Maximum Total

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00059	PAGE	OF
		3	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain unchanged at [**Redacted**].

(4) Under CLIN 0708, the Period of Performance is changed from 11 December 2017 through 31 August 2018 to 11 December 2017 through 10 December 2018

(4) Under Subtotal Contract Year 8 the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**]to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain unchanged at [**Redacted**].

b. Under CLIN Series 0800, Contract Year 9:

(1) Under CLIN 0804, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**] as a result of the change to the Maximum Total Price. Funding obligation will be at the order level.

(2) Under CLIN 0805, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**] as a result of the change to the Maximum Total Price. Funds obligated remain at [**Redacted**].

(3) Under CLIN 0806, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**]  to [**Redacted**] as a result of the change to the Maximum Total Price. Funds obligated remain at [**Redacted**].

(4) Under Subtotal Contract Year 8, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated amount remain unchanged at [**Redacted**].

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00059	PAGE	OF
		4	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0704 0708

Discount Terms:

Net 30

Delivery Location Code: [**Redacted**]

See Statement of Work

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2019

Change Item 0704 to read as follows (amount shown

is the obligated amount):

Commercial Satellite Imagery - Value-Added Products and Services.

Award Type: Indefinite-quantity

Min. Qty: N/AI Max. Quantity: N/A

Min. Amt:         [**Redacted**] Max. Amount:

[**Redacted**]

Minimum Guaranteed: N

Product/Service Code:      7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2017 to 08/31/2018

Change Item 0708 to read as follows (amount shown is the obligated amount):

License for Full Public Disclosure - The contractor shall provide up to [**Redacted**], in any combination, licensed in accordance with the [**Redacted**] without restrictions. Firm Fixed Price [**Redacted**]

CLIN VALUE: [**Redacted**]

Product/Service Code:7640

Product/Service Description : MAPS , ATLASES ,

CHARTS , & GLOBES

Delivery: 12/10/2018

Continued ...

[**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00059	PAGE	OF
		5	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0804 0805 0806

Period of Performance: 12/11/2017 to 12/10/2018 Change Item 0804 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - Value -Added Products and Services.

Award Type : Indefinite-quantity

Min . Qty : N/A     Max. Quantity: N/A

Min . Amt :[**Redacted**] Max. Amount:

[**Redacted**]

Minimum Guaranteed : N

Product/Service Code : 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance : 09/01/2018 to 08/31/2019

Change Item 0805 to read as follows(amount shown

is the obligated amount) :

Commercial Satellite Imagery - Physical Media Delivery.

Award Type : Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code:7640

Product/Service Description: MAPS , ATLASES ,

CHARTS , & GLOBES

Delivery: 08/31/2019

Change Item 0806 to read as follows(amount shown is the obligated amount) :

Commercial Satellite Imagery - System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code :  7640

Product/Service Description: MAPS , ATLASES,

CHARTS , & GLOBES

Delivery: 08/31/2019

[**Redacted**] [**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00059

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) - ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only0029	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JAN 2017)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	62
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
I.37	(U) DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)	63
I.38	(U) DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)	63
I.39	(U) DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)	63
I.40	(U) DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)	63
I.41	(U) DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)	63
I.42	(U) FARS 52.215-10, Price Reduction for Defective Certified Cost or Pricing Data (Aug 2011)	63
I.43	(U) FARS 52.215-11, Price Reduction for Defective Certified Cost or Pricing Data—Modifications (Aug 2011)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

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HM0210-13-C-N002-P00059

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(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award

(U) SECTION B - Supplies or Services/Prices

* * *  *

Contract Line Item Number (CLIN) Series 0000, 0100 and 0200 are "RESERVED" under this reissued contract, HM0210-13-C-N002. The effort under the aforementioned CLIN Series was accomplished under the predecessor contract, HM0210-10-C-0002. The remaining CLIN Series, including options, are shown in this reissued contract.

******

(U) BASE PERIOD: [**Redacted**] (Reference Contract HM0210-10-C-0002)

B.1	(U) CLINs 0001, 0101 and 0201: [**Redacted**]

B.2	(U) CLINs 0002, 0102 and 0202: [**Redacted**]

B.3	(U) CLINs 0003, 0103 and 0203: [**Redacted**]

B.4	(U) CLINs 0004, 0104 and 0204: [**Redacted**]

B.5	(U) CLINs 0005, 0105 and 0205: [**Redacted**]

B.6	(U) CLINs 0006, 0106 and 0206: [**Redacted**]

B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0000
Contract Year 1: 0001, 0002, 0003, 0004, 0005, 0006 [**Redacted**]	[**Redacted**] (reference Contract HM0210-10-C-0002)

CLIN Series 0100
Contract Year 2: 0101, 0102, 0103, 0104,0105, 0106 [**Redacted**]	[**Redacted**] (reference Contract HM0210-10-C-0002)

CLIN Series 0200
Contract Year 3: 0201,0202, 0203, 0204,0205, 0206 [**Redacted**]	[**Redacted**] (reference Contract HM0210-10-C-0002)

CLIN Series 0300
0301	$ 250,000,000.00	[**Redacted**]	[**Redacted**]
0302	[**Redacted**]	[**Redacted**]	[**Redacted**]
0303	[**Redacted**]	[**Redacted**]	[**Redacted**]
0304	[**Redacted**]	[**Redacted**]	[**Redacted**]
0305	[**Redacted**]	[**Redacted**]	[**Redacted**]
0306	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 4	[**Redacted**]	[**Redacted**]	[**Redacted**]

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HM0210-13-C-N002-P00059

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0500
0501	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
0509	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0600
0601	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0608	[**Redacted**]	[**Redacted**]	[**Redacted**]
0609	[**Redacted**]	[**Redacted**]	[**Redacted**]
0610	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0700
0701	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0708	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0800
0801	$ 300,000,000.00	[**Redacted**]	[**Redacted**]

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HM0210-13-C-N002-P00059

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0900
0901	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]
Total Contract Value with Options	$ 2,588,780,000.00	[**Redacted**]	[**Redacted**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor's satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work (Appendix B for the SLA or Appendix K for the SAA), and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10

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